Overlay Shares Hedged Large Cap Equity ETF
Schedule of Investments
November 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 97.0%		Shares	Value
Vanguard S&P 500 ETF (a)		161,539	$101,512,723
TOTAL EXCHANGE TRADED FUNDS (Cost $88,431,561)			101,512,723

PURCHASED OPTIONS - 2.7% (b)	Notional Amount	Contracts	Value
Put Options - 2.7%
CBOE S&P 500 Index (c)(d)
Expiration: 12/19/2025; Exercise Price: $6,200.00	$32,190,723	47	31,490
Expiration: 03/20/2026; Exercise Price: $6,500.00	17,122,725	25	293,375
Expiration: 04/17/2026; Exercise Price: $6,500.00	11,643,453	17	241,485
Expiration: 05/15/2026; Exercise Price: $6,500.00	11,643,453	17	283,050
Expiration: 06/18/2026; Exercise Price: $6,500.00	11,643,453	17	329,290
Expiration: 07/17/2026; Exercise Price: $6,500.00	11,643,453	17	364,225
Expiration: 08/21/2026; Exercise Price: $6,500.00	11,643,453	17	406,810
Expiration: 09/18/2026; Exercise Price: $6,500.00	11,643,453	17	437,835
Expiration: 10/16/2026; Exercise Price: $6,500.00	11,643,453	17	466,055
TOTAL PURCHASED OPTIONS (Cost $3,308,070)			2,853,615

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.3%		Shares	Value
First American Government Obligations Fund - Class X, 3.92% (e)		268,506	268,506
TOTAL MONEY MARKET FUNDS (Cost $268,506)			268,506

TOTAL INVESTMENTS - 100.0% (Cost $92,008,137)			104,634,844
Other Assets in Excess of Liabilities - 0.0% (f)			41,354
TOTAL NET ASSETS - 100.0%			$104,676,198

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Non-income producing security.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown represents the 7-day annualized yield as of November 30, 2025.
(f)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Overlay Shares Hedged Large Cap Equity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$101,512,723	$–	$–	$101,512,723
Purchased Options	–	2,853,615	–	2,853,615
Money Market Funds	268,506	–	–	268,506
Total Investments	$101,781,229	$2,853,615	$–	$104,634,844

Refer to the Schedule of Investments for further disaggregation of investment categories.